ASSET PURCHASE AGREEMENT

                                     BETWEEN

                 SHOUGUANG CITY HAOYUAN CHEMICAL COMPANY LIMITED

                                       AND

                                    WENBO YU

                                   DATED AS OF

                                  April 4, 2007

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INDEX OF SCHEDULES AND EXHIBITS

Exhibits:


A. Form of Promissory Note

Schedules:


1. Shouguang City Qinshuibo Area Asset Checklist

2. Leased Property Description

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This ASSET PURCHASE AGREEMENT (this "AGREEMENT") is entered into as of April 4,
2007 (the "Effective Date") and comes into effect on the same day by and between the following two Parties:

(1) SHOUGUANG CITY HAOYUAN CHEMICAL COMPANY LIMITED, a company of limited liabilities incorporated and validly existing under the laws of China ("SCHC"), a subsidiary of Gulf Resources, Inc.("GUFR"); and

(2) Wenbo Yu, ("YU"), an individual who owns a private land located in Shouguang City Qinshuibo Area.

WHEREAS: Yu wishes to sell, transfer and convey certain assets to SCHC, and SCHC wishes to purchase and acquire the same from Yu.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, SCHC, and YU, both have reached an AGREEMENT reciprocally as follows:

1.    CERTAIN DEFINITIONS

"Ordinary Course of Business" shall mean an action taken by YU if such action is taken in normal operation, consistent with past practices.

"Closing" The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at SCHC's offices, on or before April 7, 2007 and in no event later than April 7, 2007 (the "Closing Date").

"GUFR" shall mean Gulf Resources, Inc., a Delaware corporation and parent of SCHC.

"GUFR Common Stock" shall mean the shares of common stock of GUFR.

"Person" shall mean any individual, Entity or Governmental Body.

"Pre-Closing Period" shall mean the period commencing as of the date of the Agreement and ending on the Closing Date.

2.    TRANSFER OF THE ASSETS

2.1 YU agrees that, upon the Closing, he will sell, transfer and deliver unto SCHC, its successors and assigns forever, by duly executed deed(s), bills of sale, assignment(s) or other instrument(s) of conveyance, for the consideration hereinafter provided, all of YU's right, title and interest in and to all assets owned by YU located at the Shouguang City Qinshuibo Area, including, but not limited to, machinery, equipment, inventory (raw materials, work-in-progress and finished goods), and any warranties associated therewith; said assets to be limited to those listed and described on Schedule 1 attached hereto and incorporated herein by reference (the "Purchased Assets"). In addition to the Purchased Assets, Yu agrees at Closing to convey to SCHC certain leased property described in Schedule 2 attached hereto (the "Leased Property") and to execute and deliver such instruments of transfer and conveyance to effect the transfer of ownership of the Leased Property from Yu to SCHC.

2.2 As full consideration for the sale, assignment, transfer and delivery of Purchased Assets and the Leased Property to SCHC, and upon the terms and subject to all of the conditions contained herein, (a) GUFR shall issue to YU 779,286 shares of restricted GUFR Common Stock within three months after the Closing (such amount of shares is based on $2.55 price per share and equals in the aggregate $1,987,179) and (b) SCHC shall pay to YU the sum of $3,051,282 in cash within one week after the Closing. At Closing, SCHC shall issue to YU a promissory note in the principal amount of $3,051,282 in the form attached hereto as Exhibit A. The parties understand and acknowledge that the total purchase price for the Purchased Assets and the Leased Property is $5,064,102 (the "Purchase Price") and that the Purchase Price is based upon an approximate valuation of Qingshuibo Area at $5,064,102.

2.3 As a result of Agreement, the Purchased Assets including, without limitation, annual estimated bromine production capacity of 4,700 tons, infrastructures, equipments, wells, pipelines, and power circuits will be owned by SCHC; provided, however, that any and all debts and liabilities of YU relating to the Purchased Assets and the Leased Property are specifically excluded.

2.4 YU covenants that the $957,692 lease payment due under the 50-year land lease for the Leased Property has been paid-off. Any economic losses or legal disputes relating to the ownership of the Leased Property, whether arising prior to or after the transfer of ownership of the Leased Property from YU to SCHC, will be YU's full responsibility.

2.5 Upon execution of this Agreement by each of SCHC and YU, SCHC shall deliver to YU a security deposit of $25,641 (the "Security Deposit"), to be held in escrow by YU pending the Closing. At Closing the Security Deposit shall be released to YU, and shall be applied to the Purchase Price due by SCHC at Closing. If the transactions contemplated hereunder are not consummated by the Closing Date, this Agreement shall terminate, and each party shall have no further obligation to the other party, except that YU shall return the Security Deposit to SCHC, provided, however, that YU shall be entitled to retain the Security Deposit if the transactions contemplated hereunder are not consummated due to the material default or breach on the part of SCHC.

2.6 Three days after the Effective Date, SCHC and YU will both establish an asset assessment team to assess all of the Purchased Assets and the Leased Property for transfer and conveyance to SCHC.

3.    REPRESENTATIONS AND WARRANTIES

3.1   YU represents and warrants to SCHC the following:

(a) Authority. YU has the power and authority to execute and deliver this Agreement and to perform his obligations hereunder, and to consummate the transactions hereby, and upon the execution and delivery of the instruments and documents specified herein, no further action will be required of YU to vest legal title to and possession of the Purchased Assets and the Leased Property in the Purchaser, its successors and assigns forever.

(b) Title to Assets. YU has good and marketable title to the Purchased Assets and the Leased Property, free and clear of liens or encumbrances of any kind and no person, firm or corporation has any undisclosed adverse interest therein.

(c) Condition of Purchased Assets. The Purchased Assets are in operating condition and repair, ordinary wear and tear excepted, and are suitable for continued use by SCHC in the production of bromine. The material buildings, plants, machinery and equipment necessary of in connection with the production of bromine located on the Leased Property as presently conducted are structurally sound, are in good operating condition and repair and are adequate for the uses to which they are being put or would be put in the Ordinary Course of Business, in each case, taken as a whole, and none of such buildings, plants, machinery or equipment is in need of maintenance or repairs, except for ordinary, routine maintenance and repairs that are not material in nature or cost.

(d) Disclosure. No representation or warranty by YU contained in this Agreement or any written statement furnished to SCHC pursuant hereto, contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statement contained herein true and not misleading.

(e) Reliance. The foregoing representations and warranties have been made by YU with the knowledge and expectation that SCHC is placing reliance thereon, and all such representations and warranties shall survive the Closing for a period of one (1) year.

3.2 Each of SCHC and YU represents and warrants respectively to the other as follows:

(a) Each of SCHC and YU warrants that has taken all necessary actions for the execution and performance of this Agreement.

(b) The performance of the transaction contemplated hereunder is not subject to the consent, approval or order of any governmental authorities or any other third parties, nor is it subject to any conditions precedent as registration with, qualification verification by or document delivery to any governmental authorities or any other third parties.

4.    INDEMNIFICATION

4.1 YU agrees to indemnify, hold harmless and reimburse the Purchaser at all times after the Closing, against and with respect to:

(a) any damage or deficiency resulting from any misrepresentation, breach of warranty or non-fulfillment of any covenant or agreement on the part of YU made in this Agreement, any other agreement or instrument delivered by Yu at the Closing;

(b) any damages or claims asserted against the Purchaser on account of any liability of YU in connection with his ownership of the Purchased Assets and the Leased Property ; and

(c) all actions, suits, proceedings, demands, assessments, judgments, costs and expenses, including reasonable attorneys' fees, incident to the foregoing.

5.    MISCELLANEOUS PROVISIONS.

5.1 No Assumption of Liabilities. Except as specifically set forth in this Agreement, nothing in this Agreement shall be construed to impose upon SCHC the assumption of any claim against or liability or obligation of YU, arising out of his business, or the use, operation or possession of the Purchased Assets, through the Closing, or thereafter.

5.2 Books and Records. Those books and records reasonably deemed primarily to relate to the Purchased Assets and maintained separately from the other records of YU shall be delivered to and become the property of SCHC.

5.3 Expenses of Negotiation and Transfer. Each party to this Agreement shall pay its own expenses and other costs incidental to or resulting from this Agreement, whether or not the transactions contemplated hereby are consummated.

5.4 Entire Agreement. This Agreement, along with the documents and agreements to be executed in connection herewith, constitutes the full understanding of the parties, a complete allocation of risks between them and a complete and exclusive statement of the terms and conditions of their agreement relating to the subject matter hereof and supersedes any and all prior agreements, whether written or oral, that may exist between the parties with respect thereto. Except as otherwise specifically provided in this Agreement, no conditions, usage of trade, course of dealing or performance, understanding or agreement purporting to modify, vary, explain or supplement the terms or conditions of this Agreement shall be binding unless hereafter made in writing and signed by the party to be bound, and no modification shall be effected by the acknowledgment or acceptance of documents containing terms or conditions at variance with or in addition to those listed in this Agreement. No waiver by any party with respect to any breach or default or of any right or remedy and no course of dealing shall be deemed to constitute a continuing waiver of any other breach or default or of any other right or remedy, unless such waiver be expressed in writing signed by the party to be bound. Failure of a party to exercise any right shall not be deemed a waiver of such right or rights in the future.

5.5 Binding Effect. All of the covenants, conditions, agreements and undertakings set forth in this Agreement shall extend to and be binding upon YU and SCHC and their respective successors and assigns.

5.6 Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof nor any of the documents executed in connection herewith may be assigned by any party without the consent of the other parties

5.7 Headings. Headings as to the contents of particular Sections are for convenience only and are in no way to be construed as part of this Agreement or as a limitation of the scope of the particular Sections to which they refer.

5.8 Exhibits and Schedules. The Exhibits and Schedules (and any appendices thereto) referred to in this Agreement are and shall be incorporated herein and made a part hereof.

5.9 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together will constitute an integral party of this Agreement.

IN WITNESS HEREOF, SCHC and YU have caused this Agreement to be executed by their duly authorized representatives as of the date first hereinabove mentioned.

SCHC: SHOUGUANG CITY HAOYUAN CHEMICAL COMPANY LIMITED


Signed by: /s/ Ming Yang
           ---------------------------------
           Name:      Ming Yang
           Position:  CEO

YU: Sole owner of Shouguang City Qingshuibo Area


Signed by: /s/ Wenbo Yu
           ---------------------------------
           Name:      Wenbo Yu

As to Section 2.2(a) only:

AGREED as of the date first above written:

GUFR: GULF RESOURCES, INC.


Signed by: /s/ Ming Yang
           ---------------------------------
           Name:      Ming Yang
           Position:  CEO

Schedule 1

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Shouguang City Qinshuibo Area Asset checklist

Checked Time               Fixed Asset                       Unit                           Quantity
------------               -----------                       ----                           --------
February/9/2007            Office                                                           21
February/9/2007            Plant                             6,720 square meter             1
February/9/2007            Garage                                                           1
February/9/2007            Boiler                            0.2 ton                        1
February/9/2007            Underwater pump                                                  23
February/9/2007            Power cable                                                      100 meter
February/9/2007            Water container                   4.5 square meter               1
February/9/2007            Generator                                                        1
February/9/2007            Stove                                                            1
February/9/2007            PVC pipe                                                         500 meter
February/9/2007            Vaporizer                                                        2
February/9/2007            Stove Operating Room                                             1
February/9/2007            Shower Room                                                      1
February/9/2007            Sulfur stove                                                     1
February/9/2007            Washing Tower                                                    1
February/9/2007            Precipitation Cylinder                                           1
February/9/2007            Water Pump                                                       1
February/9/2007            Clean water processing pool       60 cubic meter                 1
February/9/2007            Finalized pool                    210 cubic meter                1
February/9/2007            sulfuric acid container           13 cubic meter                 1
February/9/2007            Liquid Chlorine cylinder                                         20
February/9/2007            brimstone storage                                                3
February/9/2007            Control Room                                                     1
February/9/2007            Laboratory                                                       1
February/9/2007            Blowing Tower                                                    1
February/9/2007            Receiving Tower                                                  1
February/9/2007            Motor                                                            1
February/9/2007            Brine Pool                        6000 cubic meter               1
February/9/2007            High-Voltage wire set                                            5
February/9/2007            Bromine well                                                     575
February/9/2007            convey trench                                                    13,451meter

                           Raw Material
                           ------------
February/9/2007            Sulfuric Acid                     ton                            5.8
February/9/2007            Brimstone                         ton                            22.5
February/9/2007            Coal                              ton                            26.57
February/9/2007            Liquid Chlorine                   ton                            15
-------------------------------------------------------------------------------------------------------

Checker:Min Li             Witness:JinLiang Xu               Owner: Wenbo Yu

Schedule 2
Leased Property Description

Shouguang City Qinshuibo Area

Area: 7.47 square-kilometers
Lease Period: 50 years (1/1/2003-12/31/2052)
Lease Payment: (Annual Rent of $2,564.1/ square-kilometer, totaled $957,692) Payment terms: One-time payment paid off by YU.
Ownership: The properties and mining rights of the lands above and underground 120 meters are belonged to owner.

EXHIBIT A
FORM OF PROMISSORY NOTE

SHOUGUANG CITY HAOYUAN CHEMICAL COMPANY LIMITED

PROMISSORY NOTE

NO. ___                      $____________               ______, 2007

FOR VALUE RECEIVED, the undersigned, Shouguang City Haoyuan Chemical Company Limited, a company of limited liabilities incorporated and validly existing under the laws of China (the "Maker"), hereby promises to pay to the order of Wenbo Yu (the "Payee"), the principal amount of _________________, all in accordance with the provisions of this Promissory Note.

1. Payment of Principal. The full amount of the principal shall be due and payable on or before__________________ (the "Maturity Date").

2. No Interest. Under no circumstances shall interest accrue or be charged on the unpaid principal balance of this Promissory Note.

3. Method of Payment. Payments hereunder shall be in lawful money of the United States and shall be made to Payee at the following address or at such other place as Payee may designate to Maker in writing: c/o
____________________________________________________.

4. Unconditional Payment Obligation. No provision of this Promissory Note shall alter or impair the obligation of the Maker, which is absolute and unconditional, to pay the principal of this security deposit at the time and place and in the currency herein prescribed.

5. Governing Law. This promissory note shall be construed in accordance with the laws of the State of New York, without regard to its conflicts of laws rules.

6. Notices. All notices, requests, demands and other communications with respect to this security deposit shall be given in person or forwarded by mail, postage prepaid, registered or certified mail, with return receipt requested, addressed to the party's address. Any notice, request, demand or communication shall be deemed validly given and received upon delivery if given in person, and on the 5th business day after deposit in the mail if given by mail as provided for in the preceding sentence.

IN WITNESS WHEREOF, the Maker has executed and delivered this Promissory Note effective as of , 2007.

                                 SHOUGUANG CITY HAOYUAN CHEMICAL COMPANY LIMITED


                                 By:
                                     -------------------------------------------
                                     Ming Yang
                                     Chief Executive Officer